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                                                                    EXHIBIT 99.4

                             SHAREHOLDERS' AGREEMENT

         THIS SHAREHOLDERS' AGREEMENT (this "Agreement") is made and entered into as of July 19, 2000, by and among HEADHUNTER.NET, INC., a Georgia corporation (the "Company"), OMNICOM GROUP INC., a New York corporation ("Omnicom"), BERNARD HODES GROUP INC., a Delaware corporation and wholly owned subsidiary of Omnicom ("BHA"), and ITC HOLDING COMPANY, INC., a Delaware corporation ("ITC") (Each of Omnicom, BHA and ITC may be referred to individually as a "Shareholder" and collectively as "Shareholders").

         WHEREAS, pursuant to the terms of an Agreement and Plan of Merger, dated as of April 15, 2000 (as the same may be amended, the "Acquisition Agreement"), by and among the Company, Resume Acquisition Corporation, a Delaware corporation and wholly owned subsidiary of the Company ("Merger Sub"), Omnicom, BHA and Career Mosaic, Inc., a wholly owned subsidiary of BHA ("Career Mosaic"), Career Mosaic will merge with and into Merger Sub (the "Acquisition"), with the result that each of outstanding shares of common stock of Career Mosaic will be converted into the right to receive shares of common stock of the Company (the "Company Common Stock"); and

                  WHEREAS, the parties have reached certain agreements with respect to their beneficial ownership of Company Common Stock after consummation of the Acquisition;

         NOW, THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which is acknowledged, the parties hereby agree as follows:

         1.       Definitions.

                  (a) "Affiliate" shall have the meaning assigned thereto in Rule 405, as presently promulgated under the Securities Act.

                  (b) "beneficially owns" (or comparable variations thereof) has the meaning set forth in Rule 13d-3 as presently promulgated under the Exchange Act.

                  (c) "BHA Slate" shall mean the two persons named as members of the BHA Slate in Section 3(b) hereof, as may be changed by BHA from time to time in accordance with Section 3.

                  (d) "Equity Securities" means Voting Securities, Convertible Securities and Rights to Purchase Voting Securities.

                  (e) "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

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                  (f)      "Independent Slate" shall mean the three persons
named as members of the Independent Slate in Section 3(b) hereof, as may be changed by mutual agreement of ITC and BHA from time to time in accordance with
Section 3(d) hereof.

                  (g) "ITC Slate" shall mean the two persons named as members of the ITC Slate in Section 3(b) hereof, as may be changed by ITC from time to time in accordance with Section 3.

                  (h) "Maximum Voting Percentage" shall mean 30% of the Voting Power of the Company.

                  (i) "Person" means any individual, corporation, partnership, trust, other entity or group (within the meaning of Section 13(d)(3) of the Exchange Act).

                  (j) "Restricted Group" means (i) any Shareholder, (ii) any and all Persons directly or indirectly controlled by any Shareholder, (iii) if such Shareholder is an individual, (a) any member of such Shareholder's family (including any spouse, parent, sibling, child, grandchild or other lineal descendant, including adoptive children), (b) the heirs, executors, personal representatives and administrators of any of the foregoing Persons, (c) any trust established for the benefit of any of the foregoing Persons and (d) any charitable foundations established by any of the foregoing Persons, and (iv) any and all groups (within the meaning of Section 13(d)(3) of the Exchange Act) of which any Shareholder or any Person directly or indirectly controlled by such Shareholder is a member, other than any such group not acting for the purpose of acquiring, holding or beneficially owning Equity Securities.

                  (k) "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

                  (l) "Standstill Period" means the period beginning on the date of this Agreement and ending on a date five years from the date of this Agreement.

                  (m) "Voting Power" means, with respect to any Outstanding Voting Securities, the highest number of votes that the holders of all such Outstanding Voting Securities would be entitled to cast for the election of directors or on any other matter (except to the extent such voting rights are dependent upon events or default or bankruptcy), assuming, for purposes of this computation, the conversion or exchange into Voting Securities of Convertible Securities (whether presently convertible or exchangeable or not) and the exercise of Rights to Purchase Voting Securities (whether presently exercisable or not), in either case to the extent that any such action would increase the number of such votes.

                  (n) "Voting Securities" means the Company Common Stock and any other securities of the Company of any kind or class having power generally to vote for the election of directors; "Convertible Securities" means securities of the Company which are convertible or exchangeable (whether presently convertible or exchangeable or


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not) into Voting Securities; "Rights to Purchase Voting Securities" means options, warrants and rights issued by the Company (whether presently exercisable or not) to purchase Voting Securities or Convertible Securities; and "Outstanding Voting Securities" means at any time the then issued and outstanding Voting Securities, Convertible Securities (which shall be counted at the maximum number of Voting Securities for which they can be converted or exchanged) and Rights to Purchase Voting Securities (which shall be counted at the maximum number of Voting Securities for which they can be exercised).

         2. Standstill Agreement. Each Restricted Group agrees, during the Standstill Period, unless specifically invited in writing by the Board of Directors of the Company, that such Restricted Group will not, either directly or indirectly through a representative or otherwise, (a) effect or seek, offer or propose (whether publicly or otherwise) to effect, or cause or participate in or in any way assist any other person to effect or seek, offer or propose (whether publicly or otherwise) to effect or participate in (i) any acquisition of any securities (or beneficial ownership thereof) or assets of the Company or any of its subsidiaries; (ii) any tender or exchange offer or merger or other business combination involving the Company or any of its subsidiaries; (iii) any recapitalization, restructuring, liquidation, dissolution or other extraordinary transaction with respect to the Company or any of its subsidiaries; or (iv) any "solicitation" of "proxies" (as such terms are used in the proxy rules of the Exchange Act) or consents to vote any Voting Securities of the Company, (b) form, join or in any way participate in a "group" (as defined under the Exchange
Act), (c) except by reason of an Affiliate serving on the Board of Directors of the Company, otherwise act, alone or in concert with others, to seek to control or influence the management, Board of Directors or policies of the Company, (d) take any action which might force the Company to make a public announcement regarding any of the types of matters set forth in (a) above, or (e) enter into any discussions or arrangements with any third party with respect to any of the foregoing. Each Restricted Group also agrees during any such period not to request the Company (or its directors, officers, employees or agents), directly or indirectly, to amend or waive any provision of this paragraph (including this sentence); provided, however, that nothing will prohibit a Restricted Group or member thereof from making a confidential proposal to the Board of Directors with respect to any of the foregoing provided that the terms thereof are conditioned upon the maintenance of such confidentiality by the Company.

         3.       Voting.

         (a) Until such time as a Restricted Group beneficially owns Outstanding Voting Securities representing less than the lower of (1) 10% of the Voting Power of all Outstanding Voting Securities or (2) 50% of the Voting Power beneficially owned by such Restricted Group on the date hereof, at each meeting of shareholders of the Company, each Restricted Group shall vote the Voting Securities held by such Restricted Group (x) with respect to the election of directors, in favor of the persons named in the ITC Slate, the BHA Slate and the Independent Slate, (y) on all proposals of any other shareholder of the Company, in accordance with the recommendation of the Board of


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Directors of the Company, and (z) on all other matters that shall come before the shareholders of the Company for a vote, in its discretion up to the Maximum Voting Percentage and, with respect to any Voting Securities held in excess of the Maximum Voting Percentage, in proportion to how all other Voting Securities which are not held by such Restricted Group are voted.

         (b) For purposes of this Section 3, until subsequently changed as provided herein, the ITC Slate shall be Kimberley E. Thompson as a Class II director and William H. Scott, III as a Class III director; the BHA Slate shall be an individual designated by BHA, who may be any officer or director of BHA or Omnicom or any other person designated by BHA if such person is approved by the Company (such approval no to be unreasonably withheld or delayed) as a Class II director and an individual designated by BHA, who may be any officer or director of BHA or Omnicom or any other person designated by BHA if such person is approved by the Company (such approval no to be unreasonably withheld or delayed) as a Class III director; and the Independent Slate shall be Robert M. Montgomery, Jr. as a Class I director, Burton B. Goldstein, Jr. as a Class I director and an individual designated by BHA (who shall have been approved by the Company, such approval not to be unreasonably withheld or delayed) as a Class I director;

         (c) Each of ITC and BHA may change the ITC Slate and the BHA Slate, respectively, by written notice to the Board of Directors of the Company not later than the end of any fiscal year of the Company immediately preceding the next annual meeting of shareholders at which such director to be replaced would otherwise stand for election. ITC and BHA jointly may change any member of the Independent Slate by written notice to the Board of Directors of the Company not later than the end of any fiscal year of the Company immediately preceding the next annual meeting of shareholders at which such director to be replaced would otherwise stand for election.

         (d) In the event of any termination, death, disability, removal or resignation of any director or in the event that either ITC or BHA elects to change a member of its slate and causes its designee to resign as a director (a "Former Director"), such vacancy shall be filled as follows: (i) If the Former Director is a member of the ITC Slate or the BHA Slate, then ITC or BHA, as the case may be, shall nominate a person to replace the Former Director (a "Replacement Director") in writing to the Board of Directors; and (ii) if the Former Director is a member of the Independent Slate, then ITC and BHA jointly shall agree on a Replacement Director and nominate such Replacement Director to the Board of Directors. If the Board of Directors shall fail to appoint any such Replacement Director selected as set forth above to fill the unexpired term of a Former Director, then such vacancy on the Board of Directors of the Company shall remain until the next annual meeting of shareholders at which time such Replacement Director shall be elected to the Board of Directors as a member of the ITC Slate, the BHA Slate or the Independent Slate, as the case may be.

         (e) ITC's right to designate the members of the ITC Slate and the Independent Slate in Sections 3(b) and 3(d) will terminate on the date the Restricted Group that


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includes ITC beneficially owns Outstanding Voting Securities representing less than the lower of (i) 10% of the Voting Power of all Outstanding Voting Securities or (ii) 50% of the Voting Power beneficially owned by such Restricted Group on the date hereof. BHA's right to designate the members of the BHA Slate and the Independent Slate in Sections 3(b) and 3(d) will terminate on the date that Restricted Group that includes BHA beneficially owns Outstanding Voting Securities representing less than the lower of (i) 10% of the Voting Power of all Outstanding Voting Securities or (ii) 50% of the Voting Power beneficially owned by such Restricted Group on the date hereof.

         4.       Miscellaneous.

         (a)      Notices.

                  (i) All notices or other communications which are required or permitted hereunder shall be in writing and sufficient if delivered by hand, by facsimile transmission, by courier or overnight carrier or by registered or certified mail, postage prepaid to the parties as follows:

                           (A)      if to the Company, to HeadHunter.NET, Inc.,
333 Research Court, Suite 200, Atlanta, Georgia 30092, (770) 349-2401,
Attention: Chief Executive Officer, or at such other address as it may have furnished in writing to the parties;

                           (B)      if to the Shareholders, at the addresses
listed on Schedule I hereto, or at such other addresses as may have been furnished the Company in writing.

                  (ii) Any notice shall be deemed to have been delivered as of the date so delivered.

         (b) Reproduction of Documents. This Agreement and all documents relating thereto, including, without limitation, any consents, waivers and modifications which may hereafter be executed may be reproduced by the parties by any photographic, photostatic, microfilm, microcard, miniature photographic or other similar process and the parties may destroy any original document so reproduced. The parties hereto agree and stipulate that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made in the regular course of business) and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

         (c) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties.

         (d) Entire Agreement; Amendment and Waiver. This Agreement constitutes the entire understanding of the parties hereto and supersedes all prior understandings among such parties with respect to the subject matter hereof. This Agreement may be


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amended, and the observance of any term of this Agreement may be waived, with
(and only with) the written consent of the parties.

         (e) Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall be considered one and the same agreement.

         (f) Remedies. Each party, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. Each party agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

         (h) Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be in any way impaired thereby, it being intended and understood that all of the rights and privileges of each party shall be enforceable to the fullest extent permitted by law.


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         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first set forth above.

                                  HEADHUNTER.NET, INC.


                                  By:      /s/ Mark W. Partin
                                           ---------------------------------
                                  Name:    Mark W. Partin
                                           ---------------------------------
                                  Title:   Chief Financial Officer
                                           ---------------------------------


                                  OMNICOM GROUP INC.


                                  By:      /s/ Robert Profusek
                                           ---------------------------------
                                  Name:    Robert Profusek
                                           ---------------------------------
                                  Title:
                                           ---------------------------------


                                  BERNARD HODES GROUP INC.


                                  By:      /s/ Robert Profusek
                                           ---------------------------------
                                  Name:    Robert Profusek
                                           ---------------------------------
                                  Title:
                                           ---------------------------------


                                  ITC HOLDING COMPANY, INC.


                                  By:      /s/ Kimberley E. Thompson
                                           ---------------------------------
                                  Name:    Kimberley E. Thompson
                                           ---------------------------------
                                  Title:   Senior Vice President
                                           ---------------------------------


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